UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): October 5, 2015

LANNETT COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA 19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

In connection with Lannett Company Inc.’s (“Lannett”) pending private financing transaction related to the pending acquisition of Kremers Urban Pharmaceuticals Inc. (“KUPI”), it anticipates disclosing to prospective financing sources certain historical financial information with respect to KUPI, pro forma financial information of Lannett, and certain Non-Gaap financial information that have not been previously publicly reported. This information is attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4 and incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibits 99.1, 99.2, 99.3, and 99.4 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

99.1     Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the years ended December 31, 2014, 2013 and 2012

99.2     Unaudited Condensed Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the six months ended June 30, 2015 and 2014

99.3     Unaudited Pro Forma Combined Financial Statements of Lannett Company, Inc.

99.4     EBITDA and Adjusted EBITDA reconciliation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANNETT COMPANY, INC

By:	/s/ Arthur P. Bedrosian
Chief Executive Officer
Date: October 5, 2015

EXHIBIT INDEX

Exhibit:	Description:

99.1	Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the years ended December 31, 2014, 2013 and 2012
99.2	Unaudited Condensed Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the six months ended June 30, 2015 and 2014
99.3	Unaudited Pro Forma Combined Financial Statements of Lannett Company, Inc.
99.4	EBITDA and Adjusted EBITDA reconciliation